UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

IN8bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39692	82-5462585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, Suite 5330 New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 600-6438

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

IN8bio, Inc. (“IN8bio” or the “Company”), will present updated data, a summary of which is located below, from its Phase 1 investigator-sponsored trial of INB-100 in patients with hematologic malignancies undergoing haploidentical stem cell transplantation (HSCT) in a poster presentation at the 65th American Society of Hematology (ASH) Annual Meeting on December 11, 2023.

Summary of Clinical Update from Phase 1 Trial of INB-100

•

100% of evaluable treated patients (n=10) remain alive, progression free, and in durable complete remission (CR) as of November 3, 2023, with six patients relapse free for over one year and all patients past 100 days.

•	In vivo expansion and persistence of allogeneic gamma-delta T cells observed 365 days following a single administration of INB-100.

•

Dose response data demonstrates a higher level of gamma-delta T cells in patient who received dose level 2 (DL 2), with those patients showing a 48.9x greater level at day 60 than those who underwent HSCT without INB-100 therapy and 7.6x greater than those in dose level 1 (DL 1). Patients in DL 2 also had an average of 2.7x greater levels at day 365 than levels found in DL 1.

•	New cytokine data following gamma-delta T cell infusion demonstrate peripheral increases in pro-inflammatory cytokines in the plasma early post-infusion, demonstrating broad immune activation.

•	Elevated CD4+ and CD8+ T cells, NK cells and B cells have also been observed, indicating a broad positive immune response and stable reconstitution of the immune system post-transplant

•	Low grade (grade 1-2) acute graft versus host disease observed in 60% of patients.

•	No dose-limiting toxicities (DLTs) have been observed.

•	All evaluable patients across DL 1 and DL 2 remained on study and in CR, with two patients now remaining progression free for over 3 years.

•	Treated patients have remained progression free for 42.7, 40.3, 28.6, 14.3, 12.2, 12.0, 9.0, 5.6, 5.3 and 4.9 months, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IN8bio, Inc.

Date: December 11, 2023	By:	/s/ Patrick McCall
Patrick McCall
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)